Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Our 2025 Omnibus Incentive Compensation Plan provides the Compensation Committee with the discretion to issue stock options, but we do not have a policy concerning the timing of stock option grants. Although we have no specific practice concerning the timing of stock option grants, we do not time the disclosure of material nonpublic information to affect the value of executive compensation.

Award Timing Method	Our 2025 Omnibus Incentive Compensation Plan provides the Compensation Committee with the discretion to issue stock options, but we do not have a policy concerning the timing of stock option grants.
Award Timing, How MNPI Considered	Although we have no specific practice concerning the timing of stock option grants, we do not time the disclosure of material nonpublic information to affect the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false